Exhibit 21.1
LIST OF SUBSIDIARIES

SUBSIDIARIES OF ENERGY TRANSFER EQUITY, L.P., a Delaware limited partnership:
Energy Transfer Partners GP, L.P., a Delaware limited partnership
Energy Transfer Partners, L.L.C., a Delaware limited liability company
Regency GP LP, a Delaware limited partnership
Regency GP LLC, a Delaware limited liability company
Sigma Acquisition Corporation, a Delaware corporation
ETE Sigma Holdco Corporation, a Delaware corporation
ETE Newco 1 LLC, a Delaware limited liability company
ETE Newco 2 LLC, a Delaware limited liability company
ETE Newco 3 LLC, a Delaware limited liability company
ETE Newco 4 LLC, a Delaware limited liability company
ETE Newco 5 LLC, a Delaware limited liability company
ETE Newco 6 LLC, a Delaware limited liability company
ETE Newco 7 LLC, a Delaware limited liability company
ETE Newco 8 LLC, a Delaware limited liability company
ETE Newco 9 LLC, a Delaware limited liability company
ETE Newco 10 LLC, a Delaware limited liability company

SUBSIDIARIES OF ENERGY TRANSFER PARTNERS, L.P., a Delaware limited partnership:
Citrus ETP Acquisition, L.L.C., a Delaware limited liability company
Chalkley Gathering Company, LLC, a Texas limited liability company
Energy Transfer Fuel GP, LLC, a Delaware limited liability company
Energy Transfer Fuel, LP, a Delaware limited partnership
Energy Transfer Group, LLC, a Texas limited liability company
Energy Transfer Dutch Holdings, LLC, a Delaware limited liability company
Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company
Energy Transfer International Holdings LLC, a Delaware limited liability company
Energy Transfer Mexicana, LLC, a Delaware limited liability company
Energy Transfer Peru LLC, a Delaware limited liability company
Energy Transfer Retail Power, LLC, a Delaware limited liability company
Energy Transfer Technologies, Ltd., a Texas limited partnership
ET Company I, Ltd., a Texas limited partnership
ET Fuel Pipeline, L.P., a Delaware limited partnership
ETC Canyon Pipeline, LLC, a Delaware limited liability company
ETC Compression, LLC, a Delaware limited liability company
ETC Energy Transfer, LLC, a Delaware limited liability company

ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company
ETC Fayetteville Operating Company, LLC, a Delaware limited liability company
ETC Gas Company, Ltd., a Texas limited partnership
ETC Gathering, LLC, a Texas limited liability company
ETC Hydrocarbons, LLC, a Texas limited liability company
ETC Interstate Procurement Company, LLC, a Delaware limited liability company
ETC Intrastate Procurement Company, LLC, a Delaware limited liability company
ETC Katy Pipeline, Ltd., a Texas limited partnership
ETC Lion Pipeline, LLC, a Delaware limited liability company
ETC Marketing, Ltd., a Texas limited partnership
ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company
ETC New Mexico Pipeline, L.P., a New Mexico limited partnership
ETC NGL Marketing, LLC, a Texas limited liability company
ETC NGL Transport, LLC, a Texas limited liability company
ETC North Louisiana, LLC, a Delaware limited liability company
ETC Northeast Pipeline, LLC, a Delaware limited liability company
ETC Oasis GP, LLC a Texas limited liability company
ETC Oasis, L.P., a Delaware limited partnership
ETC Texas Pipeline, Ltd., a Texas limited partnership
ETC Tiger Pipeline, LLC, a Delaware limited liability company
ETC Water Solutions, LLC, a Delaware limited liability company
ETE GP Acquirer LLC, a Delaware limited liability company
ETE Services Company, LLC, a Delaware limited liability company
Fayetteville Express Pipeline, LLC, a Delaware limited liability company (50% interest)
FEP Arkansas Pipeline, LLC, an Arkansas limited liability company (50 % interest)
Fermaca Pipeline Anahauc, S. del R.L. de CV, Mexico limited liability company (50% interest)
Five Dawaco, LLC, a Texas limited liability company
Heritage ETC GP, L.L.C., a Delaware limited liability company
Heritage ETC, L.P., a Delaware limited partnership
Heritage Holdings, Inc., a Delaware corporation
Heritage LP, Inc., a Delaware corporation
Heritage Propane Express, LLC, a Delaware limited liability company
Houston Pipe Line Company LP, a Delaware limited partnership
HP Houston Holdings, L.P., a Delaware limited partnership
HPL Asset Holdings LP, a Delaware limited partnership
HPL Consolidation LP, a Delaware limited partnership
HPL GP, LLC, a Delaware limited liability company
HPL Holdings GP, L.L.C., a Delaware limited liability company
HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

HPL Leaseco LP, a Delaware limited partnership
HPL Resources Company LP, a Delaware limited partnership
HPL Storage GP LLC, a Delaware limited liability company
LA GP, LLC, a Texas limited liability company
La Grange Acquisition, L.P., a Texas limited partnership
LG PL, LLC, a Texas limited liability company
LGM, LLC, a Texas limited liability company
Liberty Pipeline Group, LLC, a Delaware limited liability company (50% interest)
Lone Star NGL LLC, a Delaware limited liability company (70% interest)
Lone Star NGL LLC subsidiaries:

•	Lone Star NGL Asset Holdings LLC

•	Lone Star NGL Asset Holdings II LLC

•	Lone Star NGL Asset GP LLC

•	Lone Star NGL Development LP

•	Lone Star NGL Pipeline LP

•	Lone Star NGL Product Services LLC

•	Lone Star NGL Hattiesburg LLC

•	Lone Star NGL Mont Belvieu GP LLC

•	Lone Star NGL Mont Belvieu LP

•	Lone Star NGL Hastings LLC

•	Lone Star NGL Refinery Services LLC

•	Lone Star NGL Sea Robin LLC

•	Lone Star NGL Fractionators LLC
Oasis Partner Company, a Delaware corporation
Oasis Pipe Line Company Texas L.P., a Texas limited partnership
Oasis Pipe Line Company, a Delaware corporation
Oasis Pipe Line Finance Company, a Delaware corporation
Oasis Pipe Line Management Company, a Delaware corporation
Oasis Pipeline, LP, a Texas limited partnership
SEC Energy Products & Services, L.P., a Texas limited partnership
SEC Energy Realty GP, LLC, a Texas limited liability company
SEC - EP Realty Ltd., a Texas limited partnership
SEC General Holdings, LLC, a Texas limited liability company
Tarahumara Pipeline, S. del R.L. de C.V. Mexico (50% interest)
TETC, LLC, a Texas limited liability company
Texas Energy Transfer Company, Ltd., a Texas limited partnership
Texas Energy Transfer Power, LLC, a Texas limited liability company
Thunder River Venture III, LLC, a Colorado limited liability company
Transwestern Pipeline Company, LLC, a Delaware limited liability company
Whiskey Bay Gathering Company, LLC, a Delaware limited liability company
Whiskey Bay Gas Company, Ltd., a Texas limited partnership

SUBSIDIARIES OF REGENCY ENERGY PARTNERS LP, a Delaware limited partnership:
Regency OLP GP LLC, a Delaware limited liability company
Regency Energy Finance Corp., a Delaware corporation
Regency Gas Services LP, a Delaware limited partnership
Regency Field Services LLC, a Delaware limited liability company
Palafox Joint Venture, an un-designated company with a Texas SOS
Edwards Lime Gathering, LLC, a Texas limited liability company
Regency Liquids Pipeline LLC, a Delaware limited liability company
Gulf States Transmission LLC, a Louisiana limited liability company
Regency Gas Utility LLC, a Delaware limited liability company
Pueblo Holdings, Inc., a Delaware corporation
Pueblo Midstream Gas Corporation, a Texas corporation
CDM Resource Management LLC, a Delaware limited liability company
FrontStreet Hugoton LLC, a Delaware limited liability company
WGP-KHC, LLC, a Delaware limited liability company
Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company
RIGS Haynesville Partnership Co., a Delaware partnership
RIGS GP LLC, a Delaware limited liability company
Regency Intrastate Gas LP, a Delaware limited partnership
Regency Midcontinent Express LLC, a Delaware limited liability company
Midcontinent Express Pipeline LLC, a Delaware limited liability company
Zephyr Gas Services LLC, a Delaware limited liability company
Regency Texas Pipeline LLC, a Delaware limited liability company
Regency Midstream LLC, a Delaware limited liability company
Lone Star NGL LLC, a Delaware limited liability company
Ranch Westex JV LLC, a Delaware limited liability company
ELG Oil LLC, a Delaware limited liability company
ELG Utility LLC, a Delaware limited liability company